UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2019

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced on November 1, 2018, John H. Hammergren will retire from his roles as Chief Executive Officer and Chairman of the Board of Directors (the “Board”) of McKesson Corporation (the “Company”), effective March 31, 2019, and Brian S. Tyler will assume the role of Chief Executive Officer on April 1, 2019.

In connection with Mr. Tyler assuming the role of Chief Executive Officer, the Compensation Committee of the Board approved changes to his compensation, all of which are effective April 1, 2019. Mr. Tyler’s annual base salary will be $1,250,000, his target annual bonus opportunity under the Management Incentive Plan will be 150% of his salary earned during the performance period, and his target long-term incentives (cash and equity) will be $9,875,000.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 30, 2019, the Board approved certain amendments to the Company’s By-Laws (the “By-Laws”). The By-Laws were primarily amended to provide flexibility to the Company, enhance clarity, remove outdated provisions and make technical corrections, including references to the Company’s place of business, date and place of stockholders’ meetings, quorum requirements, proxy and ballot inspections and the designation of officers.

In addition, the By-Laws amendments (a) permit a majority of the Board to call special meetings of the stockholders at any time; (b) update the advance notice provision to require information on third-party compensation and require proposed nominees to submit questionnaires to the Company; and (c) streamline the description of the majority vote provisions for the election of directors.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to text of the By-Laws, as amended, filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	By-Laws of McKesson Corporation, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2019

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, General Counsel and Chief Compliance Officer